                                                                   Exhibit 10.02

                      DEVELOPMENT AGREEMENT NO. 35-001-96

                    CALL HANDLING / FRONT END SCREEN & ROUTE

     This Development Agreement is entered into on the 1ST day of MARCH, 1996 by and between U S WEST Advanced Technologies, Inc., a Colorado corporation ("USW-Technologies"), U S WEST Communications, Inc., a Colorado corporation ("USW-Communications"), (hereinafter USW-Technologies, USW-Communications and their Affiliates will be collectively referred to as "Licensee"), and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

                              ARTICLE 1 - RECITALS

     1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date.

     1.2 Licenses and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a project of specific research, experimentation and development as stated herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

                            ARTICLE 2 - DEFINITIONS

     2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

     2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.

                                                                  MARCH 27, 1996

     2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

     (a) any Deliverable Performance Specifications; and

     (b) a listing which identifies and describes, as to the Project:

         (i) any Deliverables intended to be created in the course of the Project; and

         (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

         (iii) any Licensee Proprietary Information or Licensee Confidential Information to be made available to CGI in the course of the Project; and

         (iv) any Generic Research Technology intended to be created in the course of the Project.

     2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

     2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

                         ARTICLE 3 - EFFECT OF THE GLA

     This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology developed hereunder is vested in U S WEST, in accordance with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto.

                        ARTICLE 4 - PROJECT DESCRIPTION

     4.1 The Project Description is set forth in Exhibit 1 attached hereto.

     4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in Article 8 of the GLA regarding any

                                                                  MARCH 27, 1996

Deliverable Performance Specifications set forth in Exhibit 1 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT

     5.1 CGI's Projected Cost for the Project is $[ ]. An itemized account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

     5.2 Licensee shall pay to CGI, in consideration for CGI's performance
of its obligations under this Development Agreement, the sum of $    *   in
accordance with the payment schedule set forth in Article 5 of the GLA.

*REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS
 DEVELOPMENT AGREEMENT

                           ARTICLE 6 - PROJECTED DATE

     6.1 The Projected Date for completion of the Project is SEPTEMBER 6, 1996. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

     6.2 CGI shall use its best efforts to complete the Project by the Projected Date. Except for the obligations set forth in Article 9 of the GLA regarding any Agreed Completion Date set forth in Exhibit 3 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will be completed on any date certain, including the Projected Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS

     7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.

                                                                  MARCH 27, 1996

     7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and shall not include installation.

                            ARTICLE 8 - INSTALLATION

     8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

     8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities during and after installation.

                        ARTICLE 9 - OPERATIONAL TRAINING

     CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE

     CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS

     Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement, will be evidenced by a written supplement to this Development Agreement executed by both parties.

                                                                  MARCH 27, 1996

                            ARTICLE 12 - INTEGRATION

     This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

     IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                           LICENSEE

By:      /S/ BRUCE RUSSELL                     By:      /S/ DENNIS A. DEMPSEY
       -----------------------                        --------------------------
Title:   EVP/COO                               Title:   VP - IAD
       -----------------------                        --------------------------

                                                                  MARCH 27, 1996

                                   EXHIBIT 1

                              PROJECT DESCRIPTION

                                  INTRODUCTION

This agreement covers efforts to be performed by CGI from March 1, 1996 through September 6, 1996 for U S WEST in support of the Call Handling / Front End Screen & Route (FES&R) project. The overall Call Handling/ FES&R project is being undertaken by U S WEST to deliver two system deployments: Phase I in February 1996, which has been delivered, and Phase II in July 1996. The deliverables covered by this agreement are in support of both the Phase I and Phase II deployments, however because of the time period covered, most of the deliverables are in support of the Phase II Deployment.

The Call Handling Project Scope was defined in a Memorandum from Rod Morgan, Technologies Project Manager, Call Handling dated September 5, 1995 and is attached for reference to this agreement. CGI used this memorandum and the FUNCTIONAL REQUIREMENTS: CALL HANDLING CAPABILITIES document dated October 5, 1995 to estimate this agreement. Any changes to the Project Scope or the Functional Requirements would require Change Orders to this agreement.

                         CGI ROLES AND RESPONSIBILITIES

Based on the defined scope and deliverables and the architecture design and the detailed design work that was done by CGI and U S WEST, the following roles and responsibilities can be defined for the Call Handling Project:

    CGI will be responsible for detail design, development, test (unit test and component integration test), documentation, and delivery of the Routing Engine. The specific modules that CGI will be responsible for include:

       FES&R INTERFACE SERVER MODULE - this module handles FES&R Server call routing requests from the VRU Interface Client Module.

       CALL CONTROL MANAGER (ROUTING ENGINE) - this module handles an individual call, from the receipt of the new call request until a routing message is returned for the call. Enhanced routing
         capabilities will include [          ], [          ], [           ]
         and [          ] requests.

       ACD DATA FEED MANAGER - this module receives periodic ACD queue status data feeds from the MIS nodes.

       MARKET PROFILE LOADER - this module accepts the extract file from the

                                                                  MARCH 27, 1996

       MARKET PROFILE LOADER - this module accepts the extract file from the
         [          ] Database, parses the [       ] associated with each
         [          ] into the appropriate [       ], applies the [         ]
         to [          ] and [           ] the [            ] to a [          ]
         profile [          ] and a particular [              ] for [         ],
         and loads the [             ] table which associates each [           ]
         with the appropriate [              ] functional group for every
         possible [              ] per application. This module may also
         load the [                ] data associated with each [              ]
         into the FES&R database if required for reporting.

       ACCOUNT ACTIVITY LOADER (AA):  [                  ], identified by a
         [            ] number, at times have activities associated with them.
         These activities include [             ], [        ], and [         ].
         The [        ] Engine will access and utilize [         ] activity in
         determining a [        ] for a call.

       [                 ] Loader (PC):  [               ] are associated with
         individual [            ].  These originate when a customer initiates
         multiple transactions (calls) of the same type in a given time period. The routing engine will use business rules that will indicate the
         routing for a call when a [              ] for a customer exists.

   CGI will be responsible for the detailed design, development, test (unit test and component integration test), documentation, and delivery of the Verification / Validation Utilities. The five specific utilities that CGI will be responsible for include:

       RULE VALIDATION - this utility will validate both the [            ]
         rules and the [          ] rules to test for validity, prioritization,
         exclusiveness, and execution hit rate. The valid range, relational operators, and combinations of all attributes found in if-condition
         [            ] will be checked.
       [                  ] ANALYSIS - this utility will provide a summary
         picture to the [            ] that combines data from several database
         tables into one report that lists the [           ] used and their
         selection criteria. This will provide the end user with a [          ]
         from [         ] to [         ].

       ACD GROUP VALIDATION - this utility will perform an analysis of ACD
         Group-related data; and provide checks for ACD Group definition completeness and provide reports on ACD Group utilization. This utility will also validate routing alternative lists in several ways.

       DATA COMPLETENESS CHECKS - this utility will be built to run as a part of the installation or maintenance of the database. The scripts will run completeness checks for such items as required minimal data in reference tables and required minimal data in end-user populated tables. More complicated completeness checks could include:
         verification that each routing [           ] has a routing alternative
         list defined for each reference location, verification that each non-remote ACD group have a primary

                                                                  MARCH 27, 1996
       and alternate resource selection rule, verification that each channel
       functional need assignment map to a valid (effective) [           ], and
       verification that each call reason map to a valid default [         ].

     INFORMATION REQUEST (PING-PONG) VALIDATION - this utility will ensure that there is no possibility of looping back with the same voice script being played multiple times to the calling customer. This utility will also monitor the call logs for ping-pong requests and provide a report to the end-users.

   CGI will be responsible for transferring the technology for the Routing
     Engine and the Verification/Validation Utilities over to U S WEST by September 6, 1996, assuming a May 29th start date.

   CGI will be responsible for the engineering management of the CGI resources and delivery management of the CGI Deliverables.

   CGI will be responsible for status reporting to U S WEST and participating in status meetings.

   CGI will be responsible for system support (problem tracking and resolution) during the integration testing, the system testing, the production and user acceptance testing, and the deployment tasks.

                      U S WEST ROLES AND RESPONSIBILITIES(1)

   U S WEST will be responsible either directly or indirectly (from outside vendors) for the design, development, testing, integration, documentation and deployment of all other modules, including but not limited to:

        AT&T VRU Interface
        AT&T ACD/MIS Feed
        AT&T ACD Upgrades-TN to ACD Set
        VRU Hardware Upgrades
        VRU Scripting
        Data Models - Logical and Physical
        Data Extract Programs for:
                [                ]
                [                ]
                Promotions

                [      ]
                Repair

        Data Batch Load Programs/Conversion Programs for:
                [                     ]

                            ------------------------

   1 Some of the tasks involved in delivering the U S WEST Responsibilities may be assigned to CGI in other Development Agreements, but are listed here to clearly indicate that they are not in the scope of this Agreement.

                                                                  MARCH 27, 1996

                Promotions
                [        ]
                Repair
        SYAD Tools
        End-User Table Maintenance Tools - including Users Guide and
          Consistency & Validation Rules, but excluding the Verification / Validation Utilities supplied by CGI.

        Setup and population of the databases including:
          the development database
          the unit test database
          the integration test database
          the system test database
          the production test database
          the production database

       U S WEST will be responsible for assigning the full-time equivalent engineers needed to take over the maintenance and support of the Routing Engine and the Verification / Validation Utilities. CGI will transfer the technology required to these engineers starting May 29, 1996.

        U S WEST will be responsible for ordering, installing, and making available the Development Environment (including HP and Sequent File Servers), the Test Environments (unit, integration, system, and production test environments), and the Production Environment in a timely manner.

        U S WEST will assume overall project management responsibility.

        U S WEST will be responsible for the Deployment Strategy and Deployment Plan.

        U S WEST will be responsible for the Operational Impact Analysis.

        U S WEST will be responsible for defining the Change Control
          Methodology.

        U S WEST will be responsible for defining the Call Flow Definitions and the Current/New Process Definitions.

        U S WEST will be responsible for porting the existing VRU Applications to the new platforms.

        U S WEST will be responsible for developing the Communications Plan.

        U S WEST will be responsible for developing the Technical Trial Plan.

        U S WEST will be responsible for scope and expectation setting with the Clients.

        U S WEST will provide Subject Matter Experts (SMEs) for the CGI design and development efforts, including expertise on tuning and programming on the Sequent Platform, as well as Call Routing Expertise.

        U S WEST will be responsible for the move of the Development Code to the Test and Production Hosts.

        U S WEST will be responsible for the management and implementation of the System and Production Testing Processes.

        U S WEST will be responsible for the management and implementation of the Training Program for Call Handling, including both end-user and SYAD training.


                                                                  MARCH 27, 1996

   U S WEST was responsible for the completion of the Business Case and obtaining the funding for the two phase delivery.

               JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

   CGI will share the responsibility of managing the Clients expectations in all meetings by presenting perceived changes in direction or scope to the Call Handling Project Manager.

   CGI will share the responsibility of establishing Acceptance Criteria and Acceptance Test Plans for the Routing Engine and the overall system.

   CGI will share the responsibility for developing the System and Production
     Test Plans.

   CGI will share the responsibility for producing the System Administration
     Procedures and Documentation, specifically for the Routing Engine.

   CGI will share the responsibility of installing all hardware and software for the Routing Engine in all Environments.

   CGI will share the responsibility of training the "trainers" on the System
     Administration Functions for the Routing Engine.

   CGI will share the responsibility of performance modeling and tuning of the Routing Engine.

                                                                  MARCH 27, 1996

                          DETAILED PROJECT DESCRIPTION

This agreement covers efforts to be performed by CGI from March 1, 1996 through September 6, 1996 for U S WEST in support of the Call Handling/ FES&R project. The deliverables involved are in support of both the Phase I and Phase II Deliverables and are further described in Exhibit 4.

The work covered under this agreement will deliver software modules and utilities that run on the specially configured Sequent and HP hardware. The effort also includes the work necessary to integrate and test the CGI delivered modules with the other hardware and software modules to be supplied by AT&T and the U S WEST Project Team. The currently known dependencies, risks, and assumptions associated with the integration of the CGI delivered modules with the other hardware and software modules are specified in Exhibit 3 of this agreement, which covers schedule and statement of work.

The Call Handling project activities for the Phase II Deployment include
extending the Routing Engine functionality, and specifically the [           ],
to address routing based-on [            ] activity, [         ], [          ]
and to incorporate the ability to request [         ] of or send [         ] to
[         ]. These areas of system functionality are detailed further below in terms of tasks to be done for each.

A. [                    ]
     Customer accounts, identified by a billing telephone number, at times have
       activities associated with them. These activities include [        ],
       [         ], and [          ]. Routing Engine will access and utilize
       [         ] in determining a route for a call. The tasks to accomplish this include:

     Identify [         ] legacy systems, data provided, format. (Prepare
       document describing specific data required, mapping of data elements to legacy systems.)
     Define [ ] Table(s), access & update mechanisms (keys, etc.) Define and document table names, field names, all field values. (Review with team. DBA installs tables in Oracle.)
     Build access methods (used by [           ]), update methods (used by
       [         ]), associated data structures. (Document.  Unit test.
       Code review.)
     Design, build [                ]. (Document.  Unit test.  Code review.
       Utilize a test program to test access methods on [    ] side.)


                                                                  MARCH 27, 1996

B. [                  ]
     [         ] are [           ] that apply to [           ] of [           ]
     numbers. Examples are [           ], [           ], and [          ]. The
     routing engine will access and utilize [            ] that apply in
     determining a [            ] for a [            ].
     Tasks to accomplish this include:


     Identify [         ], [         ] rules. (Expected to be a small set.
       Business rules straightforward. Prepare document describing [         ],
       1-2 pages.)
     Define [         ] Table(s), access & update mechanisms (keys, etc.).
       Define and document table names, field names, all field values. (Review with team. DBA installs tables in Oracle.)
     Build access methods (used by [          ]), associated data structures.
       (Document.  Unit test.  Code review.)

     Support design of SYAD toolset for [                  ].

C. [                         ] (   )
     [         ] are associated with [         ] customer accounts. These
     originate when a [         ] initiates [         ] transactions (calls)
     of the same type in a given time period. The routing engine will use
     business rules that will indicate the routing for a call when a [        ]
     for a [         ] exists. The tasks for accomplishing this include:


     Identify [          ] (calls reasons that have associated [             ]).
       Identify [          ] rules. (Prepare document describing [           ].)
     Define [         ] Table(s), access & update mechanisms (keys, etc.).
       Define and document table names, field names, all field values. (Review with team. DBA installs tables in Oracle.)
     Build access methods (used by CCM), update methods (used by [          ]),
       associated data structures. (Document.  Unit test.  Code review.)

     Design, build [            ]. (Document.  Unit test.  Code review.) Support
       design of SYAD toolset for [                  ] rules.

D. [                          ]

     The Phase I [         ] only provides a [         ] number to the
     requesting [         ]. The Phase II [         ] will incorporate the
     ability to request additional [         ] from the [         ], or to
     provide [           ] to the [           ] (by [           ] an
     [        ] message). The [        ] will use business rules to determine
     when information should be requested of or sent to a [         ].

                                                                  MARCH 27, 1996

     The tasks to accomplish this include:

     Identify VRU script data, format. (Prepare document describing data.) Define VRU Script Table, access & update mechanisms (keys, etc.). Define and document table names, field names, all field values. (Review with team. DBA installs tables in Oracle.)
     Build access methods (used by [    ]), update methods (used by loader),
       associated data structures. (Document. Unit test. Code review.) Design, build mechanism to populate VRU Script Table. (TBD. Possibly a simple ASCII file loaded into db table.)

E. [                    ] SUPPORT FOR [                        ]
     The tasks to accomplish the required [                   ] include:

     Identify data representing [           ], [           ], [           ],
       information request, as defined in the other areas. (Coordinate with areas A-D. Revisit CCM analysis, design.)
     Design [           ] extensions to utilize [           ], [           ],
       [         ], [         ]. (Pseudo code. Enumerate cases. Document.)
     Implement [            ] extensions. (Document.  Unit test.  Code review.)

F. [                     ] DEFINITION, UTILIZATION
     The tasks to accomplish [            ] definition and utilization include:

     Analyze [            ] attributes within [             ] group. (Document.)
     Design modifications to [             ]. (Document.)
     Implement modifications. (Document.  Unit test.  Code review.)

                                                                  MARCH 27, 1996

                                   EXHIBIT 2

                                 PROJECTED COST

The total cost of the work to be performed will be $[ ] based on estimated time and materials. No travel is anticipated. Should travel become a necessity for the project, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

It is planned that U S WEST will provide the majority of the platforms and software for the project work environment and CGI will work at the U S WEST site. Because this reflects a cost savings benefit to CGI, a [ ]% Computer & Facilities discount is included in the project costs. Work requiring platforms and software outside of this environment will be requested by U S WEST. It is planned that U S WEST will provide availability to the nonstandard items to CGI for the duration of the project should any be required.

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.

Estimated costs for the project are provided below. Note that the Alliance, Volume, and Facilities discounts are subtracted from the standard time and material costs. The Volume discount for this Agreement considers the project as a whole and applies the costs from previously signed development agreement(s) with this Agreement when calculating Volume discount.

Total Time and Materials Costs                              $[            ]

              Less [  ]% Alliance Discount                   [            ]
              Less [  ]% Volume Discount                     [            ]

              Less [  ]% Computer Facilities Discount        [            ]
              ---------------------------------------       ---------------
              Total Contract Engineering                    $[            ]

                                                                  MARCH 27, 1996

Additionally, we are providing the estimated hours by category:

CATEGORY                                       EST. 96
                                                HOURS

Sr. Manager                                    [     ]
Manager                                        [     ]
Sr. Engineer 2                                 [     ]
Sr. Engineer 1                                 [     ]
Engineer                                       [     ]
Associate Engineer                             [     ]
------------------------------------------------------
CGI Total Hours                                [     ]
------------------------------------------------------

Exhibit 3 contains a further breakdown of estimated costs per task. The estimated costs provided in Exhibit 3 are based on Carnegie Group's best estimates and are subject to change, based on the interdependent nature of the tasks and the noted assumptions and dependencies in Exhibit 3.

                                                                  MARCH 27, 1996

                                   EXHIBIT 3

                         SCHEDULE AND STATEMENT OF WORK

The following table summarizes the remaining Tasks, Schedule and the Estimated Costs for the Carnegie Group (CGI) Deliverables for the Phase I Deployment that are covered under this agreement. Tasks that are already completed and were previously funded under Development Agreements: 35-001-95 and 35-002-95, are darkly shaded. The Estimated Costs given below by task are based on Carnegie Group's best estimates and are subject to change, based on the interdependent nature of the tasks and the noted assumptions and dependencies in this exhibit.

CGI TASKS                                  Start          Finish         CGI Deliverables            Estimated
                                                                                                          Cost
--------------------------------------------------------------------------------------------------------------
FES&R Phase I 1996 Release
--------------------------------------------------------------------------------------------------------------
DESIGN
--------------------------------------------------------------------------------------------------------------
  Architecture Design                      9/1/95         9/15/95        Arch Document
--------------------------------------------------------------------------------------------------------------
  Detailed Design & Prototyping            9/1/95         9/29/95        Design Notes
--------------------------------------------------------------------------------------------------------------
CONSTRUCTION
--------------------------------------------------------------------------------------------------------------
  Programming and Unit Test - V1           10/2/95        10/27/95       V1 Software
--------------------------------------------------------------------------------------------------------------
  Demo to Client V1                        11/10/95       11/10/95       Demonstration
--------------------------------------------------------------------------------------------------------------
  Programming and Unit Test - V2           11/1/95        12/15/95       V2 Software
--------------------------------------------------------------------------------------------------------------
  Demo to Client V2                        12/15/95       12/15/95       Demonstration
--------------------------------------------------------------------------------------------------------------
  Documentation                            11/22/95       1/15/96        SysAdmin Guide
--------------------------------------------------------------------------------------------------------------
  Integration Testing                      11/15/95       1/5/96         Sys Test Release
--------------------------------------------------------------------------------------------------------------
TESTING
--------------------------------------------------------------------------------------------------------------
  System Testing                           12/18/95       2/13/96        Testing Support
--------------------------------------------------------------------------------------------------------------
  User Acceptance Testing                  2/14/96        3/1/96         Testing Support
--------------------------------------------------------------------------------------------------------------
  Software Accepted                        3/1/96         3/1/96         Acceptance
--------------------------------------------------------------------------------------------------------------
DEPLOYMENT
--------------------------------------------------------------------------------------------------------------
  Production Build                         3/1/96         3/14/96        Phase I Release             $[      ]
--------------------------------------------------------------------------------------------------------------
  Install Software                         3/8/96         3/15/96        Installation Sup            $ [     ]
--------------------------------------------------------------------------------------------------------------


                                                                  MARCH 27, 1996

--------------------------------------------------------------------------------------------------------------
  Train Trainees & SYADs                   3/4/96         3/15/96        Training Support           $[       ]
--------------------------------------------------------------------------------------------------------------
  Begin Phase I Rollout                    3/19/96
--------------------------------------------------------------------------------------------------------------
  Support Phase I Deployment               3/1/96         Until          Problem                    $[       ]
                                                          Phase II       Tracking
                                                          Rollout        & Resolution
                                                          (8/2/96)
--------------------------------------------------------------------------------------------------------------
Project End                                                                                         $[       ]
--------------------------------------------------------------------------------------------------------------


The following table summarizes the current Work Plan and Schedule for the CGI deliverables for the Phase II Deployment. Tasks that have already been initiated under the previously funded Development Agreements: 35-001-95 and 35-002-95, are lightly shaded. The majority of the deliverables covered under this agreement are included in this table.

CGI TASKS                                  Start          Finish         CGI Deliverables            Estimated
                                                                                                          Cost
--------------------------------------------------------------------------------------------------------------
FES&R Phase II 1996 Release
--------------------------------------------------------------------------------------------------------------
DESIGN
--------------------------------------------------------------------------------------------------------------
  Architecture Design Review               1/2/96         3/18/96                                   $[       ]
--------------------------------------------------------------------------------------------------------------
  Detailed Design for Extensions           1/2/96         3/18/96        Design Notes               $[       ]
--------------------------------------------------------------------------------------------------------------
CONSTRUCTION
--------------------------------------------------------------------------------------------------------------
  Programming and Unit Test - V3           3/19/96        4/16/96        V3 Software                $[       ]
--------------------------------------------------------------------------------------------------------------
  Demo to Client V3                        4/17/96        4/17/96        Demonstration              $[       ]
--------------------------------------------------------------------------------------------------------------
  Programming and Unit Test - V4           4/17/96        5/3/96         V4 Software                $[       ]
--------------------------------------------------------------------------------------------------------------
  Documentation                            1/2/96         5/31/96        Sys Admin Doc              $[       ]
--------------------------------------------------------------------------------------------------------------
  Integration Testing                      5/6/96         5/31/96        Sys Test Release           $[       ]
--------------------------------------------------------------------------------------------------------------
  Demo to Client V4                        5/29/96        5/29/96        Demonstration              $[       ]
--------------------------------------------------------------------------------------------------------------
TESTING
--------------------------------------------------------------------------------------------------------------
  System Testing                           5/29/96        6/28/96        Testing Support            $[       ]
--------------------------------------------------------------------------------------------------------------
  User Acceptance Testing                  6/28/96        7/19/96        Testing Support            $[       ]
--------------------------------------------------------------------------------------------------------------
  Software Accepted                        7/19/96        7/19/96        Acceptance
--------------------------------------------------------------------------------------------------------------
DEPLOYMENT
--------------------------------------------------------------------------------------------------------------
  Production Builds                        7/19/96        7/31/96        Phase II                   $[       ]
                                                                         Releases
--------------------------------------------------------------------------------------------------------------
  Install Software                         7/31/96        8/2/96         Installation Sup           $[       ]
--------------------------------------------------------------------------------------------------------------


                                                                  MARCH 27, 1996

--------------------------------------------------------------------------------------------------------------
  Train Trainees & SYADs                   7/31/96        8/2/96         Training Support           $[       ]
--------------------------------------------------------------------------------------------------------------
  Begin Phase II Rollout                   8/2/96
--------------------------------------------------------------------------------------------------------------
  Support Phase II Release                 8/2/96         9/6/96         Problem Tk & Res           $[       ]
--------------------------------------------------------------------------------------------------------------
TRANSFER TECHNOLOGY                        5/29/96        9/6/96         Technology Trans.          $[       ]
--------------------------------------------------------------------------------------------------------------
Project End                                9/6/96                                                   $[       ]
--------------------------------------------------------------------------------------------------------------

The following assumptions/dependencies were assumed in creating the above Work Plans/Schedules and changes in the assumptions/dependencies may effect the schedule, costs and deliverables listed in this agreement. CGI, when providing their monthly project status reports, will identify issues and jeopardies that are being caused by any of the following assumption/dependencies being violated, and jeopardies will indicate that, unless the situation is resolved, a change order to this agreement will have to be issued because of the schedule/cost impacts.

                                                                  MARCH 27, 1996

                            ASSUMPTIONS/DEPENDENCIES

The Detailed Design for the CGI Module Extensions for the Phase II Routing Engine Release can only be completed by March 18, 1996 if U S WEST provides the client SMEs to detail and agree on the detailed functional requirements by March 11, 1996.

The Development Environment: Sequent & HP machines, user ids, directory structure, SCM tools, database structures and DDL, some data population, desks, terminals, etc., must remain stable and available through out the Phase II Development process.

Other modules/components not being developed/purchased by CGI must be in place and configured by May 6, 1996, for the start date for the Integration Testing. These include, but are not limited to: U S WEST VRU Scripting, the Physical Integration U S WEST Test Database with the Routing tables populated integration with all SYAD tool sets, and new voice scripts. It is assumed that Integration Testing will be done using the Development Environment.

The system can not be released to System Test until it passes the Integration
   Test (with zero critical problems) and it can not be released to Production without first passing System Test and the User Acceptance Testing.

User Acceptance Testing takes place in the System Test Environment. The development of the User Acceptance Test Plan and Criteria are the responsibility of U S WEST and the Clients.

The System Test Environment must be established and made available by U S WEST by May 29, 1996. Establishment of the Environment is the responsibility of the U S WEST System Test Group.

The Production Data, specifically the Routing Tables, must be specified and populated by U S WEST by July 31, 1996 for Production Release.

The Production Environment must be established and made available by U S WEST by July 31, 1996.

                                                                  MARCH 27, 1996

Test Plans, Environments, Scenarios and Test Data must be identified by
   U S WEST and in place by the start of the Integration (5/6/96), User Acceptance (6/28/96), and System Test (5/29/96) Phases. The Test Data and Scenarios are the responsibility of the U S WEST Clients but will be shared by CGI. The System Test Plan is the responsibility of the U S WEST System Test Group.

The dates for the final production builds for both Phase I & II are dependent on the dates that the U S WEST Project Manager sets for the start of each phases deployment, which may be sometime after the software has been accepted. CGI assumes that this date will be within two weeks after the software is accepted.

Additional, specific CGI assumptions include:

   The detailed design and prototyping tasks need to be completed before the programming and unit testing tasks can begin.
   Formal technology transfer from CGI to U S WEST will be done in parallel to system and user acceptance testing and production support for the Phase II Release. This requires that the U S WEST engineers who will take over support and maintenance of the technology be brought on-board by May 29, 1996.

12. The Customer Access Experience Scripts and associating routing data need to be specified for integration with the routing engine modules.

13. The Account Activity Module is dependant upon extracts from Legacy Systems.
    ([        ], [        ], [        ], [        ], [        ], [        ])

                                                                  MARCH 27, 1996

                                   EXHIBIT 4

                                  DELIVERABLES

The deliverables covered under this agreement are classified as Licensee Specific Technology. It is not intended that any new Generic Research Technology will be created in the course of this project.

The following are the deliverables covered under this agreement for the Phase I
Deployment:

PHASE I DELIVERABLES

SOFTWARE
     Routing Engine Software - Production Build
     Routing Engine Software - Phase I Emergency Builds (if required)

SERVICES AND SUPPORT
     User Acceptance Testing Support
     Installation Support
     System Administration Training Support
     System Support (Problem Tracking & Resolution - Bug Fixes)

                                                                  MARCH 27, 1996

The following are the deliverables covered under this agreement for the Phase II Deployment:

PHASE II DELIVERABLES

SOFTWARE
     Routing Engine Software - System Test Release
     Routing Engine Software - User Acceptance Test Release
     Routing Engine Software - Production Release
     Routing Engine Software - Phase II Emergency Builds (if required)

DOCUMENTATION
     Routing Engine Design Document/Notes Extension/Updates
     Input/Review of System Admin Guide for Routing Engine
     Unit/Component Integration Test Plan for Routing Engine
     Input/Review to User Acceptance Test Plan
     Input/Review to System Test Plan

SERVICES AND SUPPORT
     V3 Client Demonstration
     V4 Client Demonstration
     Unit Testing
     Integration Testing
     Integration Testing Support
     System Testing Support
     Installation Support
     User Acceptance Testing Support
     System Administration Training Support
     System Support (Problem Tracking & Resolution - Bug Fixes)
     Technology Transfer to U S WEST
     Operational Support

                                                                  MARCH 27, 1996

CGI will deliver one copy of each Deliverable to the appropriate U S WEST Project Manager along with a letter to be mutually signed by the parties, acknowledging delivery, receipt and acceptance of the Deliverable. If U S WEST does not sign and return the letter or provide a written list of the items that are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverable shall be deemed accepted.

In addition, CGI will provide U S WEST with monthly status reports including blue angels (tasks completed/delivered), issues (yellow status), and jeopardies (red status), as well as the hours expended by month and to date on specific task breakdowns. A monthly meeting between CGI and U S WEST will be held to review the project status and discuss any proposed changes, including functionality/scope changes that would necessitate a change order being written against this agreement.

                                                                  MARCH 27, 1996